UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [_]

Check the appropriate box:

[_]	Preliminary Proxy Statement
[_]	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (as permitted by Rule 14a-6(e)(2))
[_]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[_]	Soliciting Material Pursuant to Section 240.14a-12

Pfizer Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[_]	Fee paid previously with preliminary materials:

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

Join Your Fellow Shareholders – Go Vote!

We urge you to review the enclosed information and take a minute to vote your

Pfizer shares in connection with the 2015 Annual Meeting of Shareholders.

Every Vote Counts

VOTING YOUR SHARES IS QUICK AND EASY – YOU CAN EVEN VOTE USING YOUR

SMARTPHONE OR TABLET

Voting by	Voting by Mail	Voting by
Internet*		Telephone*
Use the enclosed
www.proxyvote.com	prepaid envelope	1-800-454-8683

*	You simply need the 16-digit control number that appears on the right hand side of the enclosed voting instruction form.

Join Your Fellow Shareholders – Go Vote!

We urge you to review the enclosed information and take a minute to vote your

Pfizer shares in connection with the 2015 Annual Meeting of Shareholders.

Every Vote Counts

VOTING YOUR SHARES IS QUICK AND EASY – YOU CAN EVEN VOTE USING YOUR

SMARTPHONE OR TABLET

Voting by
Voting by	Telephone*	Voting by Mail
Internet*
www.investorvote/pfe	1-800-652-VOTE (8683) toll-free within the U.S., U.S. territories & Canada 1-781-575-2300 standard rates apply outside of the U.S., U.S. territories & Canada	Use the enclosed prepaid envelope

*	You simply need the 15-digit control number that appears on the right hand side of the enclosed voting instruction form.